UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  8/31/2015

Item 1.  Reports to Stockholders.

Annual Report	8/31/2015

Oppenheimer Limited-Term Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index 1-3 Years
1-Year	0.77%	-1.50%	0.83%
5-Year	2.56	2.10	1.07
10-Year	3.65	3.42	2.88

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to August 1, 2013, the maximum initial sales charge for Class A shares of the Fund was 4.75%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.77% during the reporting period. On a relative basis, the Fund underperformed the Barclays U.S. Aggregate Bond Index 1-3 Years (the “Index”), which returned 0.83% during the same period.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary

3      OPPENHEIMER LIMITED-TERM BOND FUND

monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve (the “Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and a slowdown in China, which resulted in significant market volatility.

FUND REVIEW

During the reporting period, the Fund’s exposure to mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and investment-grade corporate bonds produced positive returns.

Among MBS, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS served the Fund well during this reporting period as agency inverse interest-only security prices were supported by a more dovish Fed outlook while non-agency MBS prices benefited from solid fundamentals and a lack of supply. The Fund’s exposure to ABS is primarily concentrated in securities backed by auto loans. These investments performed well for the Fund this reporting period.

In general, corporate credit prices were under pressure during the year ended August 31, 2015. During the reporting period, the Fund held an overweight position to corporate credit relative to its benchmark, and the Fund’s higher exposure to credit made it more challenging to deliver positive performance. Fortunately, the Fund primarily invests in bonds with a short time to maturity, typically within five years, and this segment of the credit market held in better than longer maturities. During the period, the Fund benefited from the theme of stabilization of the financial sector, which resulted in positive performance from the sector. Furthermore, the Fund’s positioning in the financial sector outperformed its benchmark, and this allocation drove positive performance in both investment grade and high yield corporates.

During the year, commodity-sensitive sectors, especially energy and basic materials, were under pressure due to falling prices in the base commodities. For example, bonds issued by companies exposed to copper, gold, and oil based end-products, all saw falling prices and even downgrades from the rating agencies due to dramatically falling commodity prices and a tumultuous reporting period. We sought to minimize the Fund’s exposure within these sectors with the worsening outlook, however neither the Fund nor its benchmark were immune to these sector declines.

The primary detractor from performance this reporting period was the Fund’s minimal exposure to U.S. Treasuries. The Fund had an underweight position relative to the Index in U.S. Treasuries, which performed positively

4      OPPENHEIMER LIMITED-TERM BOND FUND

during the reporting period, resulting in the Fund’s underperformance in the sector.

STRATEGY & OUTLOOK

Despite the possibility that the Fed begins to hike rates sometime in 2015, central banks around the globe are implementing their own versions of extraordinary monetary policy in the face of global growth concerns and corresponding deflationary threats. Such policies provide the financial markets with ample liquidity and have pushed global interest rates lower. Lower global rates have made higher yielding U.S. fixed income instruments more attractive to investors and the ensuing purchases of such securities has resulted in lower U.S. interest rates as well. This sort of dynamic may potentially keep rates low for some time.

Meanwhile, the U.S. economy continues to grow at a steady pace with credit growth continuing at moderate levels far below those which preceded the financial crisis. With consumers continuing to de-lever and companies generating solid free cash flow to support investments, acquisitions, debt levels, dividends, and share buybacks, we believe this trend could continue.

Peter A. Strzalkowski, CFA Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate
Bonds and Notes	54.0%
Mortgage-Backed Obligations
Government Agency	15.9
Non-Agency	10.8
Asset-Backed Securities	12.2
Investment Companies
Oppenheimer Institutional
Money Market Fund	5.2
U.S. Government Obligations	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	23.5%
AA	5.6
A	17.1
BBB	45.4
BB	6.4
B	0.6
CCC	0.8
D	0.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of August 31, 2015, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OUSGX)	8/16/85	0.77%	2.56%		3.65%
Class B (UGTBX)	7/21/95	-0.18%	1.75%		3.20%
Class C (OUSCX)	12/1/93	-0.06%	1.75%		2.87%
Class I (OUSIX)	8/1/13	1.03%	2.17%	*	N/A
Class R (OUSNX)	3/1/01	0.35%	2.27%		3.38%
Class Y (OUSYX)	5/18/98	0.95%	2.78%		3.93%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/15
	Inception Date	1-Year	5-Year		10-Year
Class A (OUSGX)	8/16/85	-1.50%	2.10%		3.42%
Class B (UGTBX)	7/21/95	-4.10%	1.58%		3.20%
Class C (OUSCX)	12/1/93	-1.04%	1.75%		2.87%
Class I (OUSIX)	8/1/13	1.03%	2.17%	*	N/A
Class R (OUSNX)	3/1/01	0.35%	2.27%		3.38%
Class Y (OUSYX)	5/18/98	0.95%	2.78%		3.93%
*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 8/31/15
Class A	2.33%
Class B	1.55
Class C	1.55
Class I	2.75
Class R	2.07
Class Y	2.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were

7      OPPENHEIMER LIMITED-TERM BOND FUND

named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). Standardized yield is based on net investment income for the 30-day period ended 8/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to that of the Barclays U.S. Aggregate Bond Index 1-3 Years, which is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested

8      OPPENHEIMER LIMITED-TERM BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During 6 Months Ended August 31, 2015

Class A	$1,000.00	$1,001.30	$4.14

Class B	1,000.00	996.00	8.34

Class C	1,000.00	996.00	8.29

Class I	1,000.00	1,002.00	2.27

Class R	1,000.00	998.60	5.71

Class Y	1,000.00	1,002.20	3.24
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.07	4.19

Class B	1,000.00	1,016.89	8.42

Class C	1,000.00	1,016.94	8.37

Class I	1,000.00	1,022.94	2.30

Class R	1,000.00	1,019.51	5.77

Class Y	1,000.00	1,021.98	3.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.82%

Class B	1.65

Class C	1.64

Class I	0.45

Class R	1.13

Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS August 31, 2015

	Principal Amount	Value

Asset-Backed Securities—12.2%

Auto Loan—10.9%

American Credit Acceptance Receivables Trust:
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	$2,765,000	$2,771,021
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	740,000	741,888
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	3,240,000	3,245,398
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	995,000	996,746
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	2,690,000	2,697,149

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	1,295,000	1,329,478
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,305,000	1,335,802
Series 2012-5, Cl. D, 2.35%, 12/10/18	795,000	800,571
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,845,000	1,870,239
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,065,000	1,086,937
Series 2014-1, Cl. D, 2.54%, 6/8/20	1,455,000	1,459,668
Series 2014-1, Cl. E, 3.58%, 8/9/21	675,000	680,912
Series 2014-2, Cl. D, 2.57%, 7/8/20	1,830,000	1,820,394
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,965,000	1,961,503
Series 2014-3, Cl. D, 3.13%, 10/8/20	2,800,000	2,822,264
Series 2014-4, Cl. D, 3.07%, 11/9/20	1,915,000	1,921,850
Series 2015-2, Cl. D, 3.00%, 6/8/21	480,000	479,296
Series 2015-3, Cl. D, 3.34%, 8/8/21	1,440,000	1,447,020

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,230,000	1,240,836
Series 2014-2, Cl. C, 3.29%, 3/15/21	450,000	451,290
Series 2014-4, Cl. C, 3.56%, 9/15/21	700,000	704,023

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,085,000	1,088,489
Series 2013-4, Cl. D, 3.22%, 5/20/19	560,000	568,119
Series 2014-1, Cl. D, 3.39%, 7/22/19	615,000	625,796
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,005,000	1,013,073
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,160,000	1,162,742
Series 2015-2, Cl. C, 2.67%, 8/20/20	1,150,000	1,147,089

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	2,815,000	2,853,496
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	304,790	304,418
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	1,334,874	1,336,160

CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,570,000	1,574,441
Series 2015-2, Cl. D, 3.04%, 11/15/21	750,000	748,983
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,440,000	1,446,139

CPS Auto Receivables Trust:
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	1,173,072	1,171,998
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	1,261,383	1,261,306

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	267,201	268,447

Credit Acceptance Auto Loan Trust:
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	350,000	349,893
Series 2013-2A, Cl. B, 2.26%, 10/15/21[1]	1,285,000	1,294,220
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,085,000	1,091,699
Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,015,000	1,020,517
Series 2015-1A, Cl. C, 3.30%, 7/17/23[1]	1,595,000	1,607,914
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]	2,650,000	2,649,470

11      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[2]	$1,740,000	$1,746,821
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	2,210,000	2,205,604

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	79,074	79,180
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	1,290,187	1,296,056
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	965,000	970,763
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,285,000	2,330,272
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,900,000	1,922,429
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,810,000	2,818,402
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	1,405,000	1,429,094
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	1,230,000	1,237,614

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	3,870,000	3,882,030
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,225,000	1,231,567
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,225,000	1,238,333
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	229,033	228,533
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	625,000	623,793

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[1]	538,522	540,917
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	1,135,000	1,146,959
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	2,885,000	2,900,960
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	900,000	903,913
Series 2014-1A, Cl. C, 2.74%, 4/15/20[1]	4,000,000	3,994,642
Series 2014-1A, Cl. D, 3.28%, 4/15/21[1]	2,555,000	2,528,746
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,210,000	1,216,389

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	561,055	559,381
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	1,368,841	1,363,786

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,680,000	1,680,732

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	1,190,065	1,189,351

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.499%, 10/25/19[1,3]	815,000	808,574

Santander Drive Auto Receivables Trust:
Series 2012-6, Cl. D, 2.52%, 9/17/18	1,585,000	1,594,340
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,785,000	2,864,074
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,370,000	2,462,976
Series 2013-5, Cl. D, 2.73%, 10/15/19	2,223,000	2,249,885
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,695,000	1,757,840
Series 2014-1, Cl. D, 2.91%, 4/15/20	985,000	994,193
Series 2014-4, Cl. D, 3.10%, 11/16/20	4,240,000	4,257,070
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,795,000	1,802,736
Series 2015-2, Cl. D, 3.02%, 4/15/21	1,960,000	1,932,605
Series 2015-3, Cl. D, 3.49%, 5/17/21	2,615,000	2,637,213

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	830,000	837,180
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	750,000	752,693

TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	595,000	594,420
Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,230,000	1,230,374

12      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Auto Loan (Continued)

United Auto Credit Securitization Trust:
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	$980,000	$974,821
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	1,565,000	1,571,103

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	860,000	854,749
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,070,000	1,070,792
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,650,000	1,652,829

		130,615,428

Equipment—0.6%

CLI Funding V LLC:
Series 2014-1A, Cl. A, 3.29%, 6/18/29[1]	2,596,365	2,591,044
Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	3,524,583	3,524,737

Structured Asset Securities Corp., Interest-Only Stripped Pass-Through
Certificates, Series 2002-AL1, Cl. AIO, 0.00%, 2/25/32[4,5]	4,536,695	502,486

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	663,482	665,591

		7,283,858

Home Equity Loan—0.5%

American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	2,825,000	2,837,204

TAL Advantage V LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	2,635,000	2,650,409
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	500,496	497,636

		5,985,249

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	2,758,314	2,749,264

Total Asset-Backed Securities (Cost $146,149,846)		146,633,799

Mortgage-Backed Obligations—26.6%

Government Agency—15.9%

FHLMC/FNMA/FHLB/Sponsored—12.5%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	25,796	26,863
5.00%, 7/1/33-6/1/34	887,907	983,501
5.50%, 9/1/39	2,840,521	3,166,542
6.00%, 1/1/22-7/1/24	955,480	1,079,394
6.50%, 4/1/18-4/1/34	473,499	529,745
7.00%, 8/1/16-3/1/35	2,056,334	2,413,748
7.50%, 1/1/32-2/1/32	1,329,597	1,622,518
8.00%, 4/1/16	2,561	2,574
9.00%, 8/1/22-5/1/25	30,957	34,204
11.50%, 6/1/20-11/17/20	20	20

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 4.411%, 2/1/28[5]	78,141	15,497
Series 205, Cl. IO, 11.761%, 9/1/29[5]	538,992	125,239
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	187,281	50,077
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	202,243	36,314

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	11,823	13,087
Series 1644, Cl. S, 2.109%, 12/15/23[3]	2,431,646	2,517,628

13      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2043, Cl. ZP, 6.50%, 4/15/28	$1,246,438	$1,388,803
Series 2116, Cl. ZA, 6.00%, 1/15/29	684,720	776,981
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,051,690	1,197,821
Series 2220, Cl. PD, 8.00%, 3/15/30	83,164	97,833
Series 2326, Cl. ZP, 6.50%, 6/15/31	134,966	150,847
Series 2344, Cl. FP, 1.148%, 8/15/31[3]	185,826	191,278
Series 2368, Cl. PR, 6.50%, 10/15/31	512,215	572,474
Series 2427, Cl. ZM, 6.50%, 3/15/32	477,422	548,899
Series 2451, Cl. FD, 1.198%, 3/15/32[3]	117,447	121,165
Series 2461, Cl. PZ, 6.50%, 6/15/32	285,919	330,331
Series 2464, Cl. FI, 1.198%, 2/15/32[3]	114,943	117,914
Series 2465, Cl. PG, 6.50%, 6/15/32	385,497	442,589
Series 2470, Cl. LF, 1.198%, 2/15/32[3]	115,281	118,261
Series 2517, Cl. GF, 1.198%, 2/15/32[3]	91,361	93,722
Series 2551, Cl. LF, 0.698%, 1/15/33[3]	12,420	12,534
Series 2668, Cl. AZ, 4.00%, 9/15/18	144,329	148,974
Series 3015, Cl. GM, 5.00%, 8/15/35	5,833,674	6,445,553
Series 3465, Cl. HA, 4.00%, 7/15/17	111	111
Series 3848, Cl. WL, 4.00%, 4/15/40	956,083	1,010,710
Series 3917, Cl. BA, 4.00%, 6/15/38	670,573	699,316

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 52.727%, 7/17/28[5]	120,540	25,059
Series 2079, Cl. S, 0.00%, 7/17/28[4,5]	215,361	48,429
Series 2122, Cl. S, 31.111%, 2/15/29[5]	612,130	148,950
Series 2304, Cl. SK, 39.685%, 6/15/29[5]	645,640	150,300
Series 2493, Cl. S, 45.445%, 9/15/29[5]	159,476	42,794
Series 2526, Cl. SE, 28.777%, 6/15/29[5]	251,119	59,179
Series 2795, Cl. SH, 6.397%, 3/15/24[5]	1,829,950	249,184
Series 2920, Cl. S, 52.383%, 1/15/35[5]	1,578,052	307,785
Series 2922, Cl. SE, 5.31%, 2/15/35[5]	358,080	68,595
Series 2981, Cl. AS, 0.00%, 5/15/35[4,5]	1,529,232	272,617
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	2,058,887	329,305
Series 3201, Cl. SG, 1.883%, 8/15/36[5]	973,227	181,495
Series 3397, Cl. GS, 15.998%, 12/15/37[5]	232,069	46,224
Series 3424, Cl. EI, 13.83%, 4/15/38[5]	172,630	27,877
Series 3450, Cl. BI, 8.548%, 5/15/38[5]	2,589,991	434,479
Series 3606, Cl. SN, 0.574%, 12/15/39[5]	573,285	105,156
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,587,725	93,518
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,068,966	51,570

Federal National Mortgage Assn.:
3.00%, 9/15/30[6]	40,000	41,497
4.00%, 9/1/45[6]	46,675,000	49,583,078
4.50%, 9/1/30[6]	2,295,000	2,384,163
5.00%, 9/1/45[6]	17,462,000	19,254,583

Federal National Mortgage Assn. Pool:
4.50%, 2/1/19-12/1/20	2,532,526	2,642,426
5.00%, 12/1/17-6/1/22	4,017,739	4,186,812
5.50%, 2/1/35-5/1/36	838,423	945,253
6.00%, 6/1/30-3/1/37	6,324,833	7,190,617

14      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn. Pool: (Continued)
6.50%, 6/1/17-1/1/34	$5,061,764	$5,799,504
7.00%, 11/1/17-11/1/35	3,965,420	4,676,712
7.50%, 2/1/27-8/1/33	3,415,169	4,131,863
8.00%, 12/1/22	12,300	14,389
8.50%, 7/1/32	23,395	25,361
11.00%, 7/1/16	501	505

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 39.313%, 5/25/23[5]	448,593	90,272
Series 252, Cl. 2, 39.476%, 11/25/23[5]	230,056	48,244
Series 303, Cl. IO, 40.117%, 11/25/29[5]	2,076,035	527,076
Series 319, Cl. 2, 16.428%, 2/25/32[5]	373,776	80,300
Series 321, Cl. 2, 3.059%, 4/25/32[5]	549,113	116,471
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	241,365	51,104
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	1,395,820	157,511
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	801,428	187,439
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	653,737	133,354
Series 351, Cl. 10, 9.116%, 4/25/34[5]	556,440	105,096
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	523,569	100,482
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	384,232	80,351
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	188,792	36,089
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	340,264	67,104
Series 364, Cl. 15, 0.00%, 9/25/35[4,5]	485,306	104,872

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 12.148%, 9/25/32[7]	99,555	91,004

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	1,391,546	1,577,257
Series 1993-87, Cl. Z, 6.50%, 6/25/23	375,112	415,482
Series 1999-54, Cl. LH, 6.50%, 11/25/29	264,103	301,367
Series 2002-29, Cl. F, 1.199%, 4/25/32[3]	123,909	127,197
Series 2002-64, Cl. FJ, 1.199%, 4/25/32[3]	38,142	39,154
Series 2002-68, Cl. FH, 0.70%, 10/18/32[3]	73,808	74,764
Series 2003-112, Cl. AN, 4.00%, 11/25/18	341,377	351,979
Series 2003-116, Cl. FA, 0.599%, 11/25/33[3]	135,977	136,890
Series 2003-130, Cl. CS, 13.701%, 12/25/33[3]	164,591	193,562
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,679,439
Series 2006-11, Cl. PS, 23.836%, 3/25/36[3]	247,994	378,446
Series 2006-46, Cl. SW, 23.468%, 6/25/36[3]	155,155	210,085
Series 2006-50, Cl. KS, 23.469%, 6/25/36[3]	317,238	479,576
Series 2006-50, Cl. SK, 23.469%, 6/25/36[3]	718,919	1,063,373
Series 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,354,965
Series 2010-43, Cl. KG, 3.00%, 1/25/21	409,079	420,073
Series 2011-15, Cl. DA, 4.00%, 3/25/41	604,284	632,391
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,342,535	1,470,462
Series 2011-88, Cl. AB, 2.50%, 9/25/26	617,119	625,962
Series 2012-20, Cl. FD, 0.599%, 3/25/42[3]	418,249	420,262

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 28.211%, 11/18/31[5]	452,745	103,900
Series 2001-63, Cl. SD, 29.041%, 12/18/31[5]	186,793	42,544
Series 2001-68, Cl. SC, 20.296%, 11/25/31[5]	120,262	27,817
Series 2001-81, Cl. S, 23.302%, 1/25/32[5]	120,852	30,652

15      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-28, Cl. SA, 32.461%, 4/25/32[5]	$119,308	$26,283
Series 2002-38, Cl. SO, 45.724%, 4/25/32[5]	203,659	41,587
Series 2002-39, Cl. SD, 36.372%, 3/18/32[5]	215,248	51,269
Series 2002-41, Cl. S, 53.245%, 7/25/32[5]	755,814	194,697
Series 2002-48, Cl. S, 28.159%, 7/25/32[5]	192,046	46,902
Series 2002-52, Cl. SD, 35.091%, 9/25/32[5]	192,791	46,853
Series 2002-52, Cl. SL, 30.681%, 9/25/32[5]	122,115	29,319
Series 2002-53, Cl. SK, 35.463%, 4/25/32[5]	134,265	33,139
Series 2002-56, Cl. SN, 29.933%, 7/25/32[5]	262,417	63,035
Series 2002-77, Cl. IS, 40.938%, 12/18/32[5]	346,974	81,433
Series 2002-77, Cl. SH, 33.444%, 12/18/32[5]	174,936	38,973
Series 2002-9, Cl. MS, 24.396%, 3/25/32[5]	193,370	44,584
Series 2003-25, Cl. IK, 21.536%, 4/25/33[5]	3,147,276	631,893
Series 2003-33, Cl. SP, 31.135%, 5/25/33[5]	435,995	104,726
Series 2003-4, Cl. S, 30.886%, 2/25/33[5]	266,832	66,425
Series 2005-12, Cl. SC, 9.228%, 3/25/35[5]	169,879	42,047
Series 2005-14, Cl. SE, 35.843%, 3/25/35[5]	1,312,323	219,014
Series 2005-40, Cl. SB, 53.363%, 5/25/35[5]	994,819	179,643
Series 2005-52, Cl. JH, 0.00%, 5/25/35[4,5]	580,498	109,845
Series 2005-6, Cl. SE, 15.767%, 2/25/35[5]	2,062,522	387,383
Series 2007-88, Cl. XI, 28.562%, 6/25/37[5]	609,849	107,840
Series 2008-55, Cl. SA, 14.179%, 7/25/38[5]	275,212	40,322
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	510,799	27,385
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	2,148,105	129,757
Series 2012-134, Cl. SA, 11.519%, 12/25/42[5]	2,602,876	648,251
Series 2012-40, Cl. PI, 0.00%, 4/25/41[4,5]	1,657,834	279,856

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series
1995-2B, Cl. 2IO, 11.748%, 6/15/25[5]	3,076,418	74,196

		150,483,371

GNMA/Guaranteed—3.4%

Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	25,355	28,986
7.00%, 1/15/28-8/15/28	197,969	219,907
7.50%, 2/15/22-11/15/26	127,095	134,798
8.00%, 9/15/16-8/15/28	28,693	29,417
8.50%, 8/15/17-12/15/17	35,769	37,124
9.50%, 7/15/18-12/15/19	2,902	2,916
10.00%, 8/15/17-8/15/19	20,628	20,825
10.50%, 1/15/16-12/15/20	28,496	28,657

Government National Mortgage Assn. II, 3.50%, 9/20/45[6]	34,320,000	35,737,039

Government National Mortgage Assn. II Pool:
1.75%, 4/20/17[3]	2,140	2,157
7.00%, 1/20/30	40,765	48,186
11.00%, 10/20/19-7/20/20	31,605	31,786

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 18.575%, 4/16/37[5]	2,371,269	460,799
Series 2011-52, Cl. HS, 9.049%, 4/16/41[5]	3,870,207	755,584

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,259,201	2,663,540

16      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	$533,419	$619,248

		40,820,969

Non-Agency—10.7%

Commercial—9.7%

Banc of America Funding Trust:
Series 2006-G, Cl. 2A4, 0.493%, 7/20/36[3]	4,482,164	4,205,798
Series 2014-R7, Cl. 3A1, 2.631%, 3/26/36[2,3]	2,747,539	2,803,863

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,3]	645,011	654,351
Series 2012-RR2, Cl. 6A3, 2.695%, 9/26/35[1,3]	1,414,204	1,416,746
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	2,178,518	2,178,860

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	2,394,276	2,409,592
Series 2005-9, Cl. A1, 2.66%, 10/25/35[3]	988,833	975,768

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	2,726,450	111,873

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.438%, 1/25/36[3]	1,235,957	1,165,988

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,862,239	1,838,832

Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 2.57%, 10/25/35[3]	4,607,832	4,570,810
Series 2012-8, Cl. 1A1, 2.733%, 10/25/35[1,3]	2,746,974	2,767,417

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.727%, 10/15/45[1,3]	270,000	266,532
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,3]	1,705,000	1,637,927
Series 2013-CR7, Cl. D, 4.493%, 3/10/46[1,3]	1,630,000	1,530,103
Series 2014-UBS3, Cl. D, 4.975%, 6/10/47[1,3]	650,000	604,030

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	16,899,108	1,427,138

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ,
5.23%, 12/15/40[3]	2,250,000	2,256,370

CSMC, Series 2009-13R, Cl. 4A1, 2.722%, 9/26/36[1,3]	155,096	156,033

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	400,000	433,080

FREMF Mortgage Trust:
Series 2011-K701, Cl. C, 4.436%, 7/25/48[1,3]	3,606,000	3,751,250
Series 2011-K702, Cl. B, 4.931%, 4/25/44[1,3]	1,495,000	1,588,799
Series 2012-K501, Cl. C, 3.541%, 11/25/46[1,3]	2,015,000	2,047,283
Series 2012-K706, Cl. C, 4.167%, 11/25/44[1,3]	3,762,000	3,890,329
Series 2012-K707, Cl. C, 4.019%, 1/25/47[1,3]	4,000,000	4,119,838
Series 2012-K708, Cl. C, 3.887%, 2/25/45[1,3]	600,000	610,664
Series 2012-K710, Cl. C, 3.95%, 6/25/47[1,3]	4,250,000	4,341,619
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,3]	1,642,030	1,584,226
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	530,000	516,828
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	530,000	499,317
Series 2013-K30, Cl. C, 3.667%, 6/25/45[1,3]	855,000	831,002
Series 2013-K502, Cl. C, 3.297%, 3/25/45[1,3]	955,000	968,714
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,3]	4,200,000	4,172,792
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	4,390,000	4,336,986
Series 2014-K714, Cl. C, 3.856%, 1/25/47[1,3]	4,000,000	4,076,322
Series 2014-K715, Cl. C, 4.264%, 2/25/46[1,3]	1,435,000	1,458,242

17      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2015-K44, Cl. B, 3.811%, 1/25/48[1,3]	$2,260,000	$2,197,937
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,3]	4,000,000	3,713,810

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	1,390,834	1,297,612

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.876%, 7/25/35[3]	497,826	492,996

Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0.00%, 1/17/34[1,4,5]	1,020,041	10

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[1,3]	1,415,000	1,338,647

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	4,695,000	4,821,209
Series 2012-C6, Cl. E, 5.372%, 5/15/45[1,3]	2,055,000	2,041,913

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.596%, 7/25/35[3]	1,276,730	1,281,841

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.722%, 9/26/36[1,3]	589,024	590,109

JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.714%, 8/15/46[1,3]	855,000	809,404

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	98,709	83,262

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Cl. E, 4.813%, 11/15/45[1,3]	2,355,000	2,338,189

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,550,000	2,670,624

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.974%, 11/26/36[1,3]	3,066,663	3,027,119

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.382%, 6/26/46[1,3]	1,035,774	1,044,520

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.365%, 7/26/45[1,3]	328,252	328,561

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.407%, 8/25/34[3]	160,354	159,445

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[1,3]	380,000	381,513

Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Cl. AM, 5.519%, 12/15/44[3]	1,005,000	1,006,800

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14, Cl. 1A4, 2.352%, 12/25/35[3]	204,499	198,595
Series 2005-AR16, Cl. 1A1, 2.348%, 12/25/35[3]	901,327	855,678

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.617%, 2/25/35[3]	2,934,192	2,958,370
Series 2005-AR10, Cl. 1A1, 2.687%, 6/25/35[3]	2,963,755	3,036,051
Series 2006-AR7, Cl. 2A4, 2.732%, 5/25/36[3]	25,631	24,493
Series 2006-AR8, Cl. 2A4, 2.674%, 4/25/36[3]	465,650	456,364

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.605%, 12/15/45[1,3]	1,525,000	1,470,959
Series 2012-C7, Cl. E, 4.994%, 6/15/45[1,3]	710,000	708,389
Series 2012-C8, Cl. E, 5.038%, 8/15/45[1,3]	2,840,000	2,858,146
Series 2013-C11, Cl. D, 4.32%, 3/15/45[1,3]	651,000	624,098
Series 2013-C15, Cl. D, 4.63%, 8/15/46[1,3]	1,250,000	1,175,836

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	13,089,024	600,819

		116,798,641

18      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR15, Cl. 1A2, 2.725%, 9/25/35[3]	$2,651,653	$2,596,616

Residential—0.8%

Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	2,175,369	2,163,396

CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,679,191	1,676,812

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.509%, 7/25/35[3]	493,239	459,336

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.60%, 12/25/34[3]	139,013	137,887

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	13,352	10,823

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.42%, 10/25/33[3]	605,775	620,794

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Cl. 2A2, 2.636%, 4/25/35[3]	5,023,819	5,052,158

		10,121,206

Total Mortgage-Backed Obligations (Cost $311,803,708)		320,820,803

U.S. Government Obligations—1.9%

Federal National Mortgage Assn. Nts., 1%, 9/27/17	9,489,000	9,524,394

United States Treasury Nts.:
2.00%, 9/30/20	9,948,000	10,136,335
2.50%, 8/15/23[8]	3,266,000	3,369,170

Total U.S. Government Obligations (Cost $22,565,570)		23,029,899

Corporate Bonds and Notes—53.8%

Consumer Discretionary—8.8%

Auto Components—0.2%

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	2,111,000	2,096,622

Automobiles—2.4%

Daimler Finance North America LLC, 2.25% Sr. Unsec. Nts., 3/2/20[1]	2,100,000	2,050,024

Ford Motor Credit Co. LLC:
1.684% Sr. Unsec. Nts., 9/8/17	1,500,000	1,490,892
2.24% Sr. Unsec. Nts., 6/15/18	4,000,000	3,981,820
2.459% Sr. Unsec. Nts., 3/27/20	3,000,000	2,916,027

General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 1/15/20	2,600,000	2,569,783

Harley-Davidson Financial Services, Inc.:
2.15% Sr. Unsec. Nts., 2/26/20[1]	1,600,000	1,585,275
3.875% Sr. Unsec. Nts., 3/15/16[1]	1,340,000	1,361,555

Hyundai Capital America:
1.45% Sr. Unsec. Nts., 2/6/17[1]	2,484,000	2,479,268
1.625% Sr. Unsec. Nts., 10/2/15[1]	762,000	762,062
1.875% Unsec. Nts., 8/9/16[1]	1,000,000	1,004,658

Jaguar Land Rover Automotive plc, 3.50% Sr. Unsec. Nts., 3/15/20[1]	2,600,000	2,492,750

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	1,682,000	1,710,037

Volkswagen Group of America Finance LLC:
1.60% Sr. Unsec. Nts., 11/20/17[1]	2,000,000	1,994,888
2.40% Sr. Unsec. Nts., 5/22/20[1]	2,700,000	2,678,946

		29,077,985

19      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Distributors—0.2%

JM Huber Corp., 9.875% Sr. Unsec. Nts., 11/1/19[1]	$2,350,000	$2,496,875

Hotels, Restaurants & Leisure—1.2%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	2,300,000	2,310,237

Carnival Corp., 3.95% Sr. Unsec. Nts., 10/15/20	2,500,000	2,605,395

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	3,403,000	3,473,354

Marriott International, Inc., 3% Sr. Unsec. Nts., 3/1/19	3,000,000	3,053,670

Wyndham Worldwide Corp.:
2.95% Sr. Unsec. Nts., 3/1/17	610,000	616,413
6.00% Sr. Unsec. Nts., 12/1/16	2,000,000	2,101,054

		14,160,123

Household Durables—1.0%

DR Horton, Inc., 3.625% Sr. Unsec. Nts., 2/15/18	1,150,000	1,171,562

Jarden Corp., 7.50% Sr. Sub. Nts., 5/1/17	1,800,000	1,944,000

Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18	2,300,000	2,351,750

Newell Rubbermaid, Inc., 2.875% Sr. Unsec. Nts., 12/1/19	2,340,000	2,339,984

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,650,000	2,709,625

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	545,000	545,405
1.65% Sr. Unsec. Nts., 11/1/17	585,000	584,368

		11,646,694

Internet & Catalog Retail—0.1%

QVC, Inc., 3.125% Sr. Sec. Nts., 4/1/19	2,000,000	1,979,474

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	4,160,000	4,123,995

Media—2.6%

CBS Corp., 2.30% Sr. Unsec. Nts., 8/15/19	4,200,000	4,155,434

CCO Safari II LLC, 3.579% Sr. Sec. Nts., 7/23/20[1]	1,800,000	1,795,982

Historic TW, Inc., 8.05% Sr. Unsec. Nts., 1/15/16	344,000	352,563

Interpublic Group of Cos, Inc. (The), 2.25% Sr. Unsec. Nts., 11/15/17	2,460,000	2,465,304

Omnicom Group, Inc., 4.45% Sr. Unsec. Nts., 8/15/20	2,370,000	2,539,870

Pearson plc, 4.625% Sr. Unsec. Nts., 6/15/18[1]	2,100,000	2,227,144

Scripps Networks Interactive, Inc., 2.75% Sr. Unsec. Nts., 11/15/19	4,100,000	4,102,780

Sky plc:
2.625% Sr. Unsec. Nts., 9/16/19[1]	1,900,000	1,899,909
6.10% Sr. Unsec. Nts., 2/15/18[1]	2,000,000	2,183,352

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,700,000	2,697,106

Time Warner Cable, Inc., 5% Sr. Unsec. Nts., 2/1/20	2,500,000	2,689,377

Viacom, Inc., 2.75% Sr. Unsec. Nts., 12/15/19	4,090,000	4,021,873

		31,130,694

Specialty Retail—0.6%

Best Buy Co., Inc., 5% Sr. Unsec. Nts., 8/1/18	2,506,000	2,663,126

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	2,300,000	2,599,000

20      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Specialty Retail (Continued)

Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	$1,900,000	$1,990,250

		7,252,376

Textiles, Apparel & Luxury Goods—0.2%

Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	1,900,000	1,985,500

Consumer Staples—3.1%

Beverages—0.7%

Beam Suntory, Inc., 5.375% Sr. Unsec. Nts., 1/15/16	1,226,000	1,246,080

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	2,655,000	2,684,869

FBG Finance Pty Ltd., 7.875% Sr. Unsec. Nts., 6/1/16[1]	2,200,000	2,317,372

Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[1]	2,225,000	2,271,936

		8,520,257

Food & Staples Retailing—0.3%

CVS Health Corp., 2.80% Sr. Unsec. Nts., 7/20/20	2,800,000	2,831,551

Delhaize Group, 6.50% Sr. Unsec. Nts., 6/15/17	330,000	356,140

		3,187,691

Food Products—1.2%

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	2,740,000	3,279,632

JM Smucker Co., 2.50% Sr. Unsec. Nts., 3/15/20[1]	2,000,000	1,991,216

Kraft Foods Group, Inc., 2.25% Sr. Unsec. Nts., 6/5/17	2,500,000	2,526,260

Kraft Heinz Foods Co., 2.80% Sr. Unsec. Nts., 7/2/20[1]	3,000,000	2,999,604

Tyson Foods, Inc.:
2.65% Sr. Unsec. Nts., 8/15/19	2,000,000	1,997,432
6.60% Sr. Unsec. Nts., 4/1/16	1,900,000	1,959,742

		14,753,886

Tobacco—0.9%

Altria Group, Inc., 2.625% Sr. Unsec. Nts., 1/14/20	2,500,000	2,498,965

Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	3,000,000	2,981,559

Reynolds American, Inc.:
3.25% Sr. Unsec. Nts., 6/12/20	3,775,000	3,826,691
8.125% Sr. Unsec. Nts., 6/23/19[1]	1,650,000	1,946,790

		11,254,005

Energy—6.1%

Energy Equipment & Services—0.7%

Cameron International Corp., 1.15% Sr. Unsec. Nts., 12/15/16	3,250,000	3,232,281

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	1,800,000	1,915,115

Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	400,000	398,500

Weatherford International LLC, 6.35% Sr. Unsec. Nts., 6/15/17	3,070,000	3,157,219

		8,703,115

Oil, Gas & Consumable Fuels—5.4%

Anadarko Petroleum Corp., 6.375% Sr. Unsec. Nts., 9/15/17	2,377,000	2,572,986

Buckeye Partners LP, 2.65% Sr. Unsec. Nts., 11/15/18	2,300,000	2,245,097

Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	990,000	976,769
5.90% Sr. Unsec. Nts., 2/1/18	1,124,000	1,210,570

21      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Canadian Natural Resources Ltd.: (Continued)

Cenovus Energy, Inc., 5.70% Sr. Unsec. Nts., 10/15/19	$3,500,000	$3,826,917

Chesapeake Energy Corp., 3.25% Sr. Unsec. Nts., 3/15/16	2,000,000	1,966,250

Columbia Pipeline Group, Inc., 2.45% Sr. Unsec. Nts., 6/1/18[1]	2,000,000	1,995,914

Concho Resources, Inc., 5.50% Sr. Unsec. Nts., 10/1/22	2,600,000	2,574,000

DCP Midstream LLC, 9.75% Sr. Unsec. Nts., 3/15/19[1]	1,300,000	1,438,858

DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	2,800,000	2,649,766

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	2,350,000	2,523,312

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	2,200,000	2,167,891

Enterprise Products Operating LLC, 2.55% Sr. Unsec. Nts., 10/15/19	3,000,000	2,989,260

EQT Corp., 5.15% Sr. Unsec. Nts., 3/1/18	2,000,000	2,096,490

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	1,950,000	2,071,875

Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,466,000	1,568,188

Kinder Morgan Finance Co. LLC, 6% Sr. Unsec. Nts., 1/15/18[1]	3,400,000	3,637,473

Magellan Midstream Partners LP, 6.55% Sr. Unsec. Nts., 7/15/19	2,248,000	2,546,710

NuStar Logistics LP, 8.15% Sr. Unsec. Nts., 4/15/18	2,250,000	2,415,938

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	3,954,000	3,996,921

Phillips 66 Partners LP, 2.646% Sr. Unsec. Nts., 2/15/20	1,000,000	974,548

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	1,018,000	1,078,245

Plains All American Pipeline LP/PAA Finance Corp., 2.60% Sr. Unsec. Nts., 12/15/19	1,900,000	1,843,437

Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20	4,550,000	4,509,437

Spectra Energy Partners LP:
2.95% Sr. Unsec. Nts., 9/25/18	2,000,000	2,022,316
4.60% Sr. Unsec. Nts., 6/15/21	1,000,000	1,042,305

Whiting Canadian Holding Co. ULC, 8.125% Sr. Unsec. Nts., 12/1/19	1,900,000	1,838,250

Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	3,000,000	3,582,126

		64,361,849

Financials—15.2%

Capital Markets—2.5%

Credit Suisse, New York, 2.30% Sr. Unsec. Nts., 5/28/19	4,000,000	4,002,084

Deutsche Bank AG, 2.95% Sr. Unsec. Nts., 8/20/20	3,300,000	3,299,703

E*TRADE Financial Corp., 5.375% Sr. Unsec. Nts., 11/15/22	2,850,000	2,985,375

Goldman Sachs Group, Inc. (The), 2.60% Sr. Unsec. Nts., 4/23/20	4,200,000	4,190,084

Lazard Group LLC, 6.85% Sr. Unsec. Nts., 6/15/17	1,164,000	1,260,416

Legg Mason, Inc., 2.70% Sr. Unsec. Nts., 7/15/19	2,000,000	1,997,446

Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	3,400,000	3,411,655

Morgan Stanley, 2.65% Sr. Unsec. Nts., 1/27/20	5,000,000	5,005,485

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,9]	3,500,000	3,561,250

		29,713,498

Commercial Banks—5.8%

Bank of America Corp.:
2.25% Sr. Unsec. Nts., 4/21/20	2,200,000	2,161,711
2.60% Sr. Unsec. Nts., 1/15/19	3,225,000	3,249,952

22      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Commercial Banks (Continued)

Barclays plc:
2.75% Sr. Unsec. Nts., 11/8/19	$4,100,000	$4,091,164
2.875% Sr. Unsec. Nts., 6/8/20	1,100,000	1,099,417

CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	2,600,000	2,606,500

Citigroup, Inc.:
1.80% Sr. Unsec. Nts., 2/5/18	2,100,000	2,091,455
2.50% Sr. Unsec. Nts., 9/26/18	3,300,000	3,333,469

Commonwealth Bank of Australia, 2.30% Sr. Unsec. Nts., 9/6/19	3,700,000	3,708,684

Credit Agricole SA:
2.75% Sr. Unsec. Nts., 6/10/20[1]	1,700,000	1,718,744
8.375% Jr. Sub. Perpetual Bonds[2,3,9]	3,370,000	3,871,288

Fifth Third Bancorp, 2.30% Sr. Unsec. Nts., 3/1/19	3,000,000	3,001,773

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	4,500,000	4,528,125

JPMorgan Chase & Co., 2.25% Sr. Unsec. Nts., 1/23/20	4,200,000	4,147,840

Lloyds Bank plc, 1.75% Sr. Unsec. Nts., 5/14/18	2,700,000	2,683,252

Lloyds Banking Group plc, 5.92% Jr. Sub. Perpetual Bonds[1,3,9]	2,100,000	2,105,250

National Australia Bank Ltd., 2.625% Sr. Unsec. Nts., 7/23/20	4,500,000	4,520,075

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,9]	4,900,000	4,979,625

Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18	1,134,000	1,134,288

Regions Financial Corp., 2% Sr. Unsec. Nts., 5/15/18	3,800,000	3,782,037

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,9	2,500,000	2,659,375

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,9]	2,860,000	2,952,950

Wells Fargo & Co., 2.60% Sr. Unsec. Nts., 7/22/20	5,700,000	5,709,975

		70,136,949

Consumer Finance—1.3%

Ally Financial, Inc., 4.625% Sr. Unsec. Nts., 5/19/22	2,700,000	2,703,375

American Express Co., 6.80% Sub. Nts., 9/1/66[3]	4,100,000	4,161,500

Capital One NA, 2.40% Sr. Unsec. Nts., 9/5/19	4,000,000	3,947,224

Discover Bank/Greenwood DE, 3.10% Sr. Unsec. Nts., 6/4/20	1,500,000	1,498,497

Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	3,423,000	3,363,803

		15,674,399

Diversified Financial Services—0.9%

INVISTA Finance LLC, 4.25% Sr. Sec. Nts., 10/15/19[1]	2,900,000	2,885,500

McGraw Hill Financial, Inc.:
2.50% Sr. Unsec. Nts., 8/15/18[1]	717,000	721,216
5.90% Sr. Unsec. Nts., 11/15/17	2,000,000	2,168,368

Moody’s Corp., 2.75% Sr. Unsec. Nts., 7/15/19	2,872,000	2,909,307

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]	1,900,000	1,902,464

		10,586,855

Insurance—1.8%

AXA Equitable Life Insurance Co., 7.70% Sub. Nts., 12/1/15[1]	2,000,000	2,030,718

AXIS Specialty Finance plc, 2.65% Sr. Unsec. Nts., 4/1/19	2,000,000	2,003,474

Liberty Mutual Group, Inc., 6.70% Sr. Unsec. Nts., 8/15/16[1]	2,400,000	2,522,326

MetLife, Inc., 1.903% Sr. Unsec. Nts., 12/15/17	3,000,000	3,015,078

Pricoa Global Funding I, 2.20% Sr. Sec. Nts., 5/16/19[1]	3,400,000	3,409,435

23      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Insurance (Continued)

TIAA Asset Management Finance Co. LLC, 2.95% Sr. Unsec. Nts., 11/1/19[1]	$4,500,000	$4,530,933

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	4,130,000	4,284,875

		21,796,839

Real Estate Investment Trusts (REITs)—2.7%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	500,000	494,460
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,000,000	2,163,720

AvalonBay Communities, Inc., 6.10% Sr. Unsec. Nts., 3/15/20	2,250,000	2,581,396

BioMed Realty LP:
2.625% Sr. Unsec. Nts., 5/1/19	100,000	99,933
6.125% Sr. Unsec. Nts., 4/15/20	3,600,000	4,056,351

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	2,600,000	2,626,000

First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17	2,266,000	2,504,664

Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18	2,260,000	2,564,196

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,506,000	1,576,604

Mack-Cali Realty LP, 5.80% Sr. Unsec. Nts., 1/15/16	2,000,000	2,029,692

Realty Income Corp., 2% Sr. Unsec. Nts., 1/31/18	2,250,000	2,265,440

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	815,000	809,101

Ventas Realty LP/Ventas Capital Corp., 2% Sr. Unsec. Nts., 2/15/18	1,750,000	1,756,013

Vornado Realty LP, 2.50% Sr. Unsec. Nts., 6/30/19	2,600,000	2,587,551

WEA Finance LLC/Westfield UK & Europe Finance plc, 2.70% Unsec. Nts., 9/17/19[1]	4,000,000	3,991,692

		32,106,813

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 5.80% Sr. Unsec. Nts., 4/25/17	2,471,000	2,616,994

Health Care—3.1%

Biotechnology—0.3%

Celgene Corp., 2.875% Sr. Unsec. Nts., 8/15/20	3,400,000	3,419,625

Health Care Equipment & Supplies—1.0%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	2,125,000	2,117,488
2.675% Sr. Unsec. Nts., 12/15/19	2,000,000	2,001,896

Boston Scientific Corp., 2.85% Sr. Unsec. Nts., 5/15/20	3,000,000	2,982,327

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,438,000	2,470,537

Zimmer Biomet Holdings, Inc., 2.70% Sr. Unsec. Nts., 4/1/20	2,500,000	2,476,110

		12,048,358

Health Care Providers & Services—0.6%

Cardinal Health, Inc., 1.95% Sr. Unsec. Nts., 6/15/18	3,000,000	2,997,018

Express Scripts Holding Co., 2.25% Sr. Unsec. Nts., 6/15/19	2,100,000	2,079,084

Laboratory Corp. of America Holdings, 2.625% Sr. Unsec. Nts., 2/1/20	2,000,000	1,996,454

		7,072,556

Life Sciences Tools & Services—0.0%

Life Technologies Corp., 3.50% Sr. Unsec. Nts., 1/15/16	137,000	138,124

24      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Pharmaceuticals—1.2%

AbbVie, Inc., 1.80% Sr. Unsec. Nts., 5/14/18	$2,700,000	$2,683,055

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,350,000	1,338,668
2.35% Sr. Unsec. Nts., 3/12/18	5,000,000	4,998,710

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	2,050,000	2,060,250

Mylan, Inc., 1.80% Sr. Unsec. Nts., 6/24/16	3,355,000	3,343,006

		14,423,689

Industrials—5.0%

Aerospace & Defense—0.4%

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	553,000	547,461
3.95% Sr. Unsec. Nts., 11/15/16	1,700,000	1,744,355

Textron, Inc., 4.625% Sr. Unsec. Nts., 9/21/16	1,850,000	1,909,901

		4,201,717

Building Products—0.5%

Fortune Brands Home & Security, Inc., 3% Sr. Unsec. Nts., 6/15/20	2,700,000	2,696,916

Masco Corp.:
5.85% Sr. Unsec. Nts., 3/15/17	1,900,000	2,015,425
6.125% Sr. Unsec. Nts., 10/3/16	600,000	626,088

Owens Corning, 6.50% Sr. Unsec. Nts., 12/1/16	78,000	82,387

		5,420,816

Commercial Services & Supplies—0.4%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,694,000	2,754,615

Pitney Bowes, Inc., 4.75% Sr. Unsec. Nts., 5/15/18	1,988,000	2,099,513

		4,854,128

Industrial Conglomerates—0.7%

GE Capital Trust I, 6.375% Sub. Nts., 11/15/67[3]	7,600,000	8,132,000

Machinery—1.2%

CNH Industrial Capital LLC, 3.25% Sr. Unsec. Nts., 2/1/17	2,600,000	2,596,750

Crane Co., 2.75% Sr. Unsec. Nts., 12/15/18	2,500,000	2,534,450

Ingersoll-Rand Global Holding Co. Ltd., 2.875% Sr. Unsec. Nts., 1/15/19	3,490,000	3,533,513

Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16	464,000	479,651

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	3,127,000	3,166,009

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	2,400,000	2,451,922

		14,762,295

Marine—0.2%

AP Moeller-Maersk AS, 2.55% Unsec. Nts., 9/22/19[1]	2,500,000	2,502,267

Professional Services—0.2%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,645,000	2,691,288

Road & Rail—1.0%

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	2,300,000	2,514,415

25      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Road & Rail (Continued)

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	$600,000	$604,272
3.05% Sr. Unsec. Nts., 1/9/20[1]	2,000,000	2,005,868
3.20% Sr. Unsec. Nts., 7/15/20[1]	2,800,000	2,805,415

Ryder System, Inc.:
2.65% Unsec. Nts., 3/2/20	2,000,000	1,993,122
2.875% Unsec. Nts., 9/1/20	2,000,000	1,996,506

		11,919,598

Trading Companies & Distributors—0.4%

Air Lease Corp., 2.125% Sr. Unsec. Nts., 1/15/18	3,000,000	2,977,500

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,255,000	2,404,394

		5,381,894

Information Technology—3.0%

Communications Equipment—0.3%

Harris Corp., 1.999% Sr. Unsec. Nts., 4/27/18	3,800,000	3,780,137

Electronic Equipment, Instruments, & Components—0.8%

Amphenol Corp., 1.55% Sr. Unsec. Nts., 9/15/17	2,300,000	2,298,751

Arrow Electronics, Inc., 6% Sr. Unsec. Nts., 4/1/20	495,000	545,149

Avnet, Inc., 6% Sr. Unsec. Nts., 9/1/15	2,800,000	2,800,000

Keysight Technologies, Inc., 3.30% Sr. Unsec. Nts., 10/30/19[1]	4,000,000	3,988,588

		9,632,488

Internet Software & Services—0.2%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	2,350,000	2,423,437

IT Services—0.5%

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	2,066,000	2,041,609

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,900,000	2,890,250

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	900,000	914,306
6.75% Sr. Unsec. Nts., 2/1/17	452,000	481,271

		6,327,436

Semiconductors & Semiconductor Equipment—0.4%

Altera Corp., 1.75% Sr. Unsec. Nts., 5/15/17	2,400,000	2,408,376

NXP BV/NXP Funding LLC, 3.50% Sr. Unsec. Nts., 9/15/16[1]	2,100,000	2,115,750

		4,524,126

Software—0.3%

Autodesk, Inc., 3.125% Sr. Unsec. Nts., 6/15/20	3,000,000	3,006,903

Technology Hardware, Storage & Peripherals—0.5%

Dell, Inc., 5.875% Sr. Unsec. Nts., 6/15/19	2,400,000	2,495,760

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	3,535,000	3,574,295

		6,070,055

26      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Materials—3.4%

Chemicals—1.4%

Airgas, Inc., 3.05% Sr. Unsec. Nts., 8/1/20	$2,300,000	$2,307,130

Albemarle Corp., 3% Sr. Unsec. Nts., 12/1/19	2,000,000	1,995,152

Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 2.45% Sr. Unsec. Nts., 5/1/20[1]	1,600,000	1,594,309

Eastman Chemical Co., 2.70% Sr. Unsec. Nts., 1/15/20	2,650,000	2,631,869

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19	2,100,000	2,271,624

Methanex Corp., 3.25% Sr. Unsec. Nts., 12/15/19	2,600,000	2,612,152

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	725,000	752,641

RPM International, Inc., 6.50% Sr. Unsec. Nts., 2/15/18	2,000,000	2,198,990

		16,363,867

Containers & Packaging—0.7%

Packaging Corp. of America, 6.50% Sr. Unsec. Nts., 3/15/18	2,400,000	2,648,004

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	3,205,000	3,295,942

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	2,600,000	2,677,220

		8,621,166

Metals & Mining—1.3%

Alcoa, Inc., 6.15% Sr. Unsec. Nts., 8/15/20	2,350,000	2,499,812

ArcelorMittal, 4.50% Sr. Unsec. Nts., 3/1/16	2,287,000	2,315,588

Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	2,250,000	2,057,625

Glencore Funding LLC:
2.50% Sr. Unsec. Nts., 1/15/19[1]	1,400,000	1,310,282
2.875% Sr. Unsec. Nts., 4/16/20[1]	3,700,000	3,417,868

Goldcorp, Inc., 2.125% Sr. Unsec. Nts., 3/15/18	2,000,000	1,970,408

Teck Resources Ltd., 2.50% Sr. Unsec. Nts., 2/1/18	2,200,000	1,882,056

		15,453,639

Telecommunication Services—2.5%

Diversified Telecommunication Services—2.2%

AT&T, Inc., 5.80% Sr. Unsec. Nts., 2/15/19	3,700,000	4,090,369

British Telecommunications plc, 5.95% Sr. Unsec. Nts., 1/15/18	2,000,000	2,190,854

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	2,100,000	2,105,250

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50% Sr. Unsec. Nts., 3/1/16	1,900,000	1,922,623
5.875% Sr. Unsec. Nts., 10/1/19	1,900,000	2,126,835

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,830,000	1,884,900

Telecom Italia Capital SA, 7.175% Sr. Unsec. Nts., 6/18/19	1,900,000	2,135,030

Telefonica Emisiones SAU, 5.877% Sr. Unsec. Nts., 7/15/19	2,900,000	3,238,085

Verizon Communications, Inc., 4.50% Sr. Unsec. Nts., 9/15/20	3,800,000	4,091,821

Windstream Services LLC, 7.875% Sr. Unsec. Nts., 11/1/17	2,700,000	2,824,875

		26,610,642

Wireless Telecommunication Services—0.3%

Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	3,650,000	4,116,561

Utilities—3.6%

Electric Utilities—2.5%

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	2,350,000	2,505,565

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	2,750,000	2,983,635

27      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electric Utilities (Continued)

Exelon Corp., 1.55% Sr. Unsec. Nts., 6/9/17	$2,700,000	$2,694,500

Exelon Generation Co. LLC, 2.95% Sr. Unsec. Nts., 1/15/20	2,600,000	2,606,682

Great Plains Energy, Inc., 6.875% Sr. Unsec. Nts., 9/15/17	2,368,000	2,560,672

Iberdrola Finance Ireland Ltd., 5% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,178,034

ITC Holdings Corp., 6.05% Sr. Unsec. Nts., 1/31/18[1]	1,725,000	1,892,663

NextEra Energy Capital Holdings, Inc.:
2.40% Sr. Unsec. Nts., 9/15/19	2,600,000	2,576,088
7.875% Sr. Unsec. Nts., 12/15/15	399,000	406,672

PPL WEM Ltd./Western Power Distribution Ltd., 3.90% Sr. Unsec. Nts., 5/1/16[1]	3,250,000	3,300,489

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,230,000	2,534,047

Southern Power Co., 2.375% Sr. Unsec. Nts., 6/1/20	2,700,000	2,649,124

Southwestern Electric Power Co., 5.875% Sr. Unsec. Nts., 3/1/18	1,515,000	1,664,135

		30,552,306

Independent Power and Renewable Electricity Producers—0.5%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	3,172,000	3,178,024

IPALCO Enterprises, Inc., 3.45% Sr. Sec. Nts., 7/15/20[1]	2,750,000	2,715,625

		5,893,649

Multi-Utilities—0.6%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	2,175,000	2,313,556

CMS Energy Corp., 6.55% Sr. Unsec. Nts., 7/17/17	2,200,000	2,392,117

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	2,750,000	2,760,681

		7,466,354

Total Corporate Bonds and Notes (Cost $649,529,686)		647,174,609

	Shares

Investment Company—5.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[10,11] (Cost $61,867,197)	61,867,197	61,867,197

Total Investments, at Value (Cost $1,191,916,007)	99.6%	1,199,526,307

Net Other Assets (Liabilities)	0.4	4,518,634

Net Assets	100.0%	$1,204,044,941

28      OPPENHEIMER LIMITED-TERM BOND FUND

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $306,961,459 or 25.49% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end were $17,686,472, which represents 1.47% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 2.631%, 3/26/36	3/6/15-5/13/15	$2,804,018	$2,803,863	$(155)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	10/27/14-11/13/14	3,826,840	3,871,288	44,448
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	1,739,762	1,746,821	7,059
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	6/24/13-7/31/15	4,930,388	4,979,625	49,237
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/20/14-12/8/14	4,309,798	4,284,875	(24,923)

		$17,610,806	$17,686,472	$75,666

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest rate is less than 0.0005%.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,565,687 or 1.04% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $91,004 or 0.01% of the Fund’s net assets at period end.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,604,762. See Note 5 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Rate shown is the 7-day yield at period end.

29      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended August 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares August 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	10,925,718	479,051,528	428,110,049	61,867,197

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$61,867,197	$38,466

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Futures Contracts as of August 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	12/21/15	27	$4,174,875	$(1,542)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	390	85,202,813	(54,036)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	388	46,341,750	14,551
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	1,502	190,847,875	1,300,243
United States Treasury Nts., 10 yr.	CBT	Buy	12/21/15	660	83,861,250	(207,280)

						$1,051,936

Centrally Cleared Interest Rate Swaps at August 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Three-Month USD BBALIBOR	1.999%	6/30/22	USD	87,895	$188,770

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc

Definitions
BBA LIBOR	British Bankers’ Association - Interbank Offered Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

30      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,130,048,810)	$1,137,659,110
Affiliated companies (cost $61,867,197)	61,867,197

1,199,526,307

Cash	3,260,324

Cash used for collateral on centrally cleared swaps	1,028,140

Centrally cleared swaps, at value	188,770

Receivables and other assets:
Investments sold (including $197,996,609 sold on a when-issued or delayed delivery basis)	202,320,130
Shares of beneficial interest sold	101,253,960
Interest and principal paydowns	8,460,114
Variation margin receivable	118,534
Other	108,995

Total assets	1,516,265,274

Liabilities
Payables and other liabilities:
Investments purchased (including $304,857,741 purchased on a when-issued or delayed delivery basis)	309,542,758
Shares of beneficial interest redeemed	1,827,505
Distribution and service plan fees	199,017
Trustees’ compensation	191,947
Dividends	170,520
Variation margin payable	16,931
Shareholder communications	11,261
Other	260,394

Total liabilities	312,220,333

Net Assets	$1,204,044,941

Composition of Net Assets
Par value of shares of beneficial interest	$131,296

Additional paid-in capital	1,212,509,793

Accumulated net investment income	2,315,770

Accumulated net realized loss on investments	(19,762,924)

Net unrealized appreciation on investments	8,851,006

Net Assets	$1,204,044,941

31      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $719,404,875 and 78,483,555 shares of beneficial interest outstanding)	$9.17
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.38

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,780,079 and 1,724,211 shares of beneficial interest outstanding)	$9.15

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $159,614,271 and 17,443,213 shares of beneficial interest outstanding)	$9.15

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $116,805,611 and 12,709,956 shares of beneficial interest outstanding)	$9.19

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,318,001 and 3,744,339 shares of beneficial interest outstanding)	$9.17

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $158,122,104 and 17,191,215 shares of beneficial interest outstanding)	$9.20

See accompanying Notes to Financial Statements.

32      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2015

Investment Income
Interest	$31,478,357

Fee income on when-issued securities	1,989,334

Dividends—affiliated companies	38,466

Total investment income	33,506,157

Expenses
Management fees	4,370,439

Distribution and service plan fees:
Class A	1,696,766
Class B	193,899
Class C	1,554,763
Class R	153,090

Transfer and shareholder servicing agent fees:
Class A	1,543,195
Class B	42,776
Class C	342,884
Class I	2,905
Class R	70,732
Class Y	259,341

Shareholder communications:
Class A	31,043
Class B	2,526
Class C	6,980
Class I	9
Class R	1,655
Class Y	1,994

Trustees’ compensation	15,831

Custodian fees and expenses	14,923

Borrowing fees	1,915

Other	64,890

Total expenses	10,372,556
Less waivers and reimbursements of expenses	(556,381)

Net expenses	9,816,175

Net Investment Income	23,689,982

33      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies (including premiums on swaptions exercised)	$(1,283,401)
Closing and expiration of futures contracts	(5,500,919)
Swap contracts	(1,027,980)

Net realized loss	(7,812,300)

Net change in unrealized appreciation/depreciation on:
Investments	(11,277,431)
Futures contracts	1,098,236
Swap contracts	188,770

Net change in unrealized appreciation/depreciation	(9,990,425)

Net Increase in Net Assets Resulting from Operations	$5,887,257

See accompanying Notes to Financial Statements.

34      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Operations
Net investment income	$23,689,982	$20,686,885

Net realized loss	(7,812,300)	(9,358,921)

Net change in unrealized appreciation/depreciation	(9,990,425)	14,250,981

Net increase in net assets resulting from operations	5,887,257	25,578,945

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,308,834)	(18,952,452)
Class B	(349,728)	(671,942)
Class C	(2,751,913)	(2,738,208)
Class I	(286,961)	(147,764)
Class R2	(737,632)	(870,621)
Class Y	(3,236,686)	(812,032)

	(25,671,754)	(24,193,019)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	67,729,353	31,374,433
Class B	(8,080,436)	(9,922,044)
Class C	28,655,014	14,124,458
Class I	112,644,100	4,346,363
Class R2	4,971,692	(3,478,649)
Class Y	98,462,005	45,717,656

	304,381,728	82,162,217

Net Assets
Total increase	284,597,231	83,548,143

Beginning of period	919,447,710	835,899,567

End of period (including accumulated net investment income of $2,315,770 and $3,824,558, respectively)	$1,204,044,941	$919,447,710

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.34	$9.32	$9.86	$9.64	$9.61

Income (loss) from investment operations:
Net investment income[2]	0.22	0.25	0.18	0.22	0.34
Net realized and unrealized gain (loss)	(0.15)	0.06	(0.29)	0.32	0.06

Total from investment operations	0.07	0.31	(0.11)	0.54	0.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.29)	(0.18)	(0.22)	(0.34)
Distributions from net realized gain	0.00	0.00	(0.25)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.24)	(0.29)	(0.43)	(0.32)	(0.37)

Net asset value, end of period	$9.17	$9.34	$9.32	$9.86	$9.64

Total Return, at Net Asset Value[3]	0.77%	3.32%	(1.21)%	5.77%	4.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$719,405	$664,895	$632,387	$754,344	$666,222

Average net assets (in thousands)	$703,391	$623,486	$722,428	$724,262	$672,108

Ratios to average net assets:[4]
Net investment income	2.41%	2.62%	1.85%	2.27%	3.60%
Expenses excluding interest and fees from borrowings	0.90%[5]	0.91%[5]	1.00%	0.99%	1.00%[5]
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.90%	0.91%	1.00%	0.99%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.85%	0.90%	0.90%	0.90%

Portfolio turnover rate[7]	83%	147%	162%	143%	57%

36      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.90%
Year Ended August 29, 2014	0.91%
Year Ended August 31, 2011	1.00%

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075

See accompanying Notes to Financial Statements.

37      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2015	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.33	$9.31		$9.85	$9.63	$9.60

Income (loss) from investment operations:
Net investment income[2]	0.15	0.17		0.11	0.15	0.27
Net realized and unrealized gain (loss)	(0.17)	0.06		(0.29)	0.32	0.06

Total from investment operations	(0.02)	0.23		(0.18)	0.47	0.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.21)		(0.11)	(0.15)	(0.27)
Distributions from net realized gain	0.00	0.00		(0.25)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.16)	(0.21)		(0.36)	(0.25)	(0.30)

Net asset value, end of period	$9.15	$9.33		$9.31	$9.85	$9.63

Total Return, at Net Asset Value[3]	(0.18)%	2.51%		(1.94)%	4.98%	3.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,780	$24,216		$34,046	$54,057	$55,064

Average net assets (in thousands)	$19,477	$28,962		$45,170	$55,554	$61,028

Ratios to average net assets:[4]
Net investment income	1.58%	1.86%		1.10%	1.54%	2.86%
Expenses excluding interest and fees from borrowings	1.66%[5]	1.66%	[5]	1.93%	1.92%	1.95%[5]
Interest and fees from borrowings	0.00%[6]	0.00%		0.00%	0.00%	0.00%

Total expenses	1.66%	1.66%		1.93%	1.92%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.63%		1.65%	1.65%	1.65%

Portfolio turnover rate[7]	83%	147%		162%	143%	57%

38      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.66%
Year Ended August 29, 2014	1.66%
Year Ended August 31, 2011	1.95%

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075

See accompanying Notes to Financial Statements.

39      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2015	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.31		$9.84	$9.63	$9.60

Income (loss) from investment operations:
Net investment income[2]	0.15	0.17		0.11	0.15	0.27
Net realized and unrealized gain (loss)	(0.16)	0.05		(0.28)	0.31	0.06

Total from investment operations	(0.01)	0.22		(0.17)	0.46	0.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.21)		(0.11)	(0.15)	(0.27)
Distributions from net realized gain	0.00	0.00		(0.25)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.16)	(0.21)		(0.36)	(0.25)	(0.30)

Net asset value, end of period	$9.15	$9.32		$9.31	$9.84	$9.63

Total Return, at Net Asset Value[3]	(0.06)%	2.40%		(1.84)%	4.87%	3.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,614	$134,000		$119,677	$161,528	$141,529

Average net assets (in thousands)	$156,321	$122,206		$145,990	$155,641	$142,267

Ratios to average net assets:[4]
Net investment income	1.58%	1.82%		1.10%	1.52%	2.85%
Expenses excluding interest and fees from borrowings	1.65%[5]	1.65%	[5]	1.78%	1.76%	1.79%[5]
Interest and fees from borrowings	0.00%[6]	0.00%		0.00%	0.00%	0.00%

Total expenses	1.65%	1.65%		1.78%	1.76%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.64%		1.65%	1.65%	1.65%

Portfolio turnover rate[7]	83%	147%		162%	143%	57%

40      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.65%
Year Ended August 29, 2014	1.65%
Year Ended August 31, 2011	1.79%

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075

See accompanying Notes to Financial Statements.

41      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Period Ended August 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.37	$9.35	$9.40

Income (loss) from investment operations:
Net investment income[3]	0.25	0.28	0.02
Net realized and unrealized gain (loss)	(0.15)	0.06	(0.05)

Total from investment operations	0.10	0.34	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.32)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.28)	(0.32)	(0.02)

Net asset value, end of period	$9.19	$9.37	$9.35

Total Return, at Net Asset Value[4]	1.03%	3.70%	(0.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,806	$4,362	$10

Average net assets (in thousands)	$9,764	$4,274	$10

Ratios to average net assets:[5]
Net investment income	2.76%	3.01%	2.58%
Expenses excluding interest and fees from borrowings	0.46%[6]	0.47%[6]	0.44%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%

Total expenses	0.46%	0.47%	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%	0.47%	0.44%

Portfolio turnover rate[8]	83%	147%	162%

42      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 1, 2013 (inception of offering) to August 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.46%
Year Ended August 29, 2014	0.47%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Period Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

43      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2015	Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.34	$9.32		$9.86	$9.64	$9.61

Income (loss) from investment operations:
Net investment income[2]	0.19	0.22		0.15	0.20	0.32
Net realized and unrealized gain (loss)	(0.15)	0.06		(0.29)	0.32	0.06

Total from investment operations	0.04	0.28		(0.14)	0.52	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.26)		(0.15)	(0.20)	(0.32)
Distributions from net realized gain	0.00	0.00		(0.25)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.21)	(0.26)		(0.40)	(0.30)	(0.35)

Net asset value, end of period	$9.17	$9.34		$9.32	$9.86	$9.64

Total Return, at Net Asset Value[3]	0.35%	3.03%		(1.45)%	5.50%	4.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,318	$29,966		$33,368	$44,488	$42,871

Average net assets (in thousands)	$32,247	$31,470		$39,970	$44,693	$43,606

Ratios to average net assets:[4]
Net investment income	2.10%	2.34%		1.60%	2.02%	3.35%
Expenses excluding interest and fees from borrowings	1.13%[5]	1.13%	[5]	1.33%	1.30%	1.36%[5]
Interest and fees from borrowings	0.00%[6]	0.00%		0.00%	0.00%	0.00%

Total expenses	1.13%	1.13%		1.33%	1.30%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.13%		1.15%	1.15%	1.15%

Portfolio turnover rate[7]	83%	147%		162%	143%	57%

44      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.13%
Year Ended August 29, 2014	1.13%
Year Ended August 31, 2011	1.36%

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29, 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075

See accompanying Notes to Financial Statements.

45      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2015		Year Ended August 29, 2014[1]		Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.37		$9.35		$9.90	$9.68	$9.65

Income (loss) from investment operations:
Net investment income[2]	0.24		0.25		0.20	0.24	0.35
Net realized and unrealized gain (loss)	(0.15)		0.08		(0.30)	0.33	0.08

Total from investment operations	0.09		0.33		(0.10)	0.57	0.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)		(0.31)		(0.20)	(0.25)	(0.37)
Distributions from net realized gain	0.00		0.00		(0.25)	(0.10)	(0.03)

Total dividends and/or distributions to shareholders	(0.26)		(0.31)		(0.45)	(0.35)	(0.40)

Net asset value, end of period	$9.20		$9.37		$9.35	$9.90	$9.68

Total Return, at Net Asset Value[3]	0.95%		3.52%		(1.05)%	6.02%	4.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,122		$62,009		$16,412	$16,762	$11,805

Average net assets (in thousands)	$118,474		$27,625		$18,643	$17,648	$13,636

Ratios to average net assets:[4]
Net investment income	2.56%		2.69%		2.11%	2.49%	3.69%
Expenses excluding interest and fees from borrowings	0.65%	[5]	0.66%	[5]	0.70%	0.67%	0.89%[5]
Interest and fees from borrowings	0.00%	[6]	0.00%		0.00%	0.00%	0.00%

Total expenses	0.65%		0.66%		0.70%	0.67%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%		0.65%		0.65%	0.65%	0.65%

Portfolio turnover rate[7]	83%		147%		162%	143%	57%

46      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.65%
Year Ended August 29, 2014	0.66%
Year Ended August 31, 2011	0.89%

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended August 31, 2015	$2,927,863,777	$2,846,781,904
Year Ended August 29 2014	$1,812,277,358	$2,019,761,146
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075

See accompanying Notes to Financial Statements.

47      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2015

1. Organization

Oppenheimer Limited-Term Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

48      OPPENHEIMER LIMITED-TERM BOND FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not

49      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$2,735,263	$—	$18,768,158	$7,230,843

1. At period end, the Fund had $18,373,097 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$18,373,097

2. The Fund had $395,061 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$472,984	$472,984

The tax character of distributions paid during the reporting periods:

50      OPPENHEIMER LIMITED-TERM BOND FUND

2. Significant Accounting Policies (Continued)

	Year Ended August 31, 2015	Year Ended August 31, 2014

Distributions paid from:
Ordinary income	$25,671,754	$24,193,019

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,192,484,234
Federal tax cost of other investments	28,733,813

Total federal tax cost	$1,221,218,047

Gross unrealized appreciation	$17,122,608
Gross unrealized depreciation	(9,891,765)

Net unrealized appreciation	$7,230,843

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

51      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

52      OPPENHEIMER LIMITED-TERM BOND FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

53      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	—	146,633,799	—	146,633,799
Mortgage-Backed Obligations	—	317,821,805	2,998,998	320,820,803
U.S. Government Obligations	—	23,029,899	—	23,029,899
Corporate Bonds and Notes	—	647,174,609	—	647,174,609
Investment Company	61,867,197	—	—	61,867,197

Total Investments, at Value	61,867,197	1,134,660,112	2,998,998	1,199,526,307
Other Financial Instruments:
Futures contracts	$1,314,794	$—	$—	$1,314,794
Centrally cleared swaps, at value	—	188,770	—	188,770

Total Assets	$63,181,991	$1,134,848,882	$2,998,998	$1,201,029,871

Liabilities Table
Other Financial Instruments:
Futures contracts	$(262,858)	$—	$—	$(262,858)

Total Liabilities	$(262,858)	$—	$—	$(262,858)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(255,079)	$255,079

Total Assets	$(255,079)	$255,079

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

55      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$304,857,741
Sold securities	197,996,609

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $350,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

56      OPPENHEIMER LIMITED-TERM BOND FUND

5. Risk Exposure and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

57      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposure and the Use of Derivative Instruments (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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5. Risk Exposure and the Use of Derivative Instruments (Continued)

During the reporting period, the Fund had an ending monthly average market value of $79,181,752 and $185,590,159 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

During the reporting period, the Fund had ending monthly average notional amounts of $19,922,692 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposure and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $22,569 on written swaptions.

Written swaption activity at period end was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of August 29, 2014	—	$—
Swaptions written	200,000,000	340,000
Swaptions closed or expired	—	—
Swaptions exercised	(200,000,000)	(340,000)

Swaptions outstanding as of August 31, 2015	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

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5. Risk Exposure and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a

61      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposure and the Use of Derivative Instruments (Continued)

termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Centrally cleared swaps, at value	$188,770
Interest rate contracts	Variation margin receivable	118,534 *	Variation margin payable	$16,931 *

Total		$307,304		$16,931

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

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5. Risk Exposure and the Use of Derivative Instruments (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on swaptions exercised)*	Closing and expiration of futures contracts	Swap contracts	Total

Interest rate contracts	$262,500	$(5,500,919)	$(1,027,980)	$(6,266,399)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Interest rate contracts	$1,098,236	$188,770	$1,287,006

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount

Class A
Sold	29,262,894	$271,240,344	23,465,137	$219,789,180
Dividends and/or distributions reinvested	1,828,430	16,930,050	1,874,715	17,559,551
Redeemed	(23,788,593)	(220,441,041)	(21,996,550)	(205,974,298)

Net increase	7,302,731	$67,729,353	3,343,302	$31,374,433

Class B
Sold	220,110	$2,037,900	302,566	$2,829,087
Dividends and/or distributions reinvested	35,898	332,000	66,742	624,354
Redeemed	(1,128,206)	(10,450,336)	(1,429,822)	(13,375,485)

Net decrease	(872,198)	$(8,080,436)	(1,060,514)	$(9,922,044)

Class C
Sold	11,004,914	$101,817,949	5,386,917	$50,351,403
Dividends and/or distributions reinvested	268,699	2,483,508	268,300	2,508,835
Redeemed	(8,200,028)	(75,646,443)	(4,143,954)	(38,735,780)

Net increase	3,073,585	$28,655,014	1,511,263	$14,124,458

63      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2015		Year Ended August 29, 2014[1]
	Shares	Amount	Shares	Amount

Class I
Sold	12,463,126	$114,675,331	666,748	$6,244,257
Dividends and/or distributions reinvested	25,685	238,225	15,702	147,421
Redeemed	(244,520)	(2,269,456)	(217,850)	(2,045,315)

Net increase	12,244,291	$112,644,100	464,600	$4,346,363

Class R2
Sold	1,497,173	$13,873,528	970,367	$9,084,239
Dividends and/or distributions reinvested	75,245	696,417	86,306	808,541
Redeemed	(1,036,387)	(9,598,253)	(1,428,071)	(13,371,429)

Net increase (decrease)	536,031	$4,971,692	(371,398)	$(3,478,649)

Class Y
Sold	21,410,904	$199,087,593	6,565,970	$61,719,097
Dividends and/or distributions reinvested	286,834	2,662,414	75,640	710,551
Redeemed	(11,121,816)	(103,288,002)	(1,780,860)	(16,711,992)

Net increase	10,575,922	$98,462,005	4,860,750	$45,717,656

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, during the reporting period were as follows:

	Purchases	Sales

Investment securities	$847,272,751	$614,306,139
U.S. government and government agency obligations	129,680,783	211,524,064
To Be Announced (TBA) mortgage-related securities	2,927,863,777	2,846,781,904

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

64      OPPENHEIMER LIMITED-TERM BOND FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,633
Accumulated Liability as of August 31, 2015	92,192

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

65      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2015	$105,050	$27,491	$31,628	$21,095	$398

Waivers and Reimbursements of Expenses.  The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.82% for Class A shares, 1.65% for Class B and Class C shares, respectively; 1.15% for Class R shares and 0.65% for

66      OPPENHEIMER LIMITED-TERM BOND FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class Y shares. As of December 29, 2014, the expense limits were removed from Class B, Class C, Class R and Class Y shares. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $523,731, $853, $2,487, $47 and $855 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $28,408 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet

67      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

68      OPPENHEIMER LIMITED-TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Bond Fund, including the statement of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Bond Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 26, 2015

69      OPPENHEIMER LIMITED-TERM BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $21,072,084 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

70      OPPENHEIMER LIMITED-TERM BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71      OPPENHEIMER LIMITED-TERM BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Limited-Term Bond Fund	5/29/15	99.9%	0.1%	0.0%

72      OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

73      OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

74      OPPENHEIMER LIMITED-TERM BOND FUND

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley

75      OPPENHEIMER LIMITED-TERM BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009- December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009- December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013- May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Continued	2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Strzalkowski, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0220.001.1015 October 22, 2015

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $37,900 in fiscal 2015 and $36,200 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and $1,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $815,922 in fiscal 2015 and $476,156 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $595,129 in fiscal 2015 and $336,709 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed 1,411,051 in fiscal 2015 and $812,865 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015